UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 18, 2017

Date of Report (Date of earliest event reported)

KSIX MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave., Suite A-910 Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 701-8030

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Master Agreement for the Exchange of Common Stock, Management, and Control

On or about December 7, 2016, KSIX Media Holdings, Inc., a Nevada corporation (“KSIX”), entered into a Master Agreement for the Exchange of Common Stock, Management, and Control (the “Exchange Agreement”) with True Wireless, LLC, an Oklahoma Limited Liability Company (“TWL”) and the equity members of TWL (the “Members”). Hereinafter, KSIX, TWL, and its Members may be referred to as a “Party” individually or as the “Parties” mutually.

TWL’s primary business operation is a full-service telecommunications company specializing in the Lifeline program as set forth by the Telecommunications Act of 1996, and regulated by the FCC which provides subsidized mobile phone services for low income individuals (“Lifeline Services”). TWL currently has an FCC license to offer Lifeline Services in the following states: Oklahoma, Rhode Island, Maryland, Texas, and Arkansas.

Kevin Brian Cox (“Cox”), a resident of the State of Tennessee, is the sole owner of all of TWL’s issued and outstanding membership interests, either directly in his own name or indirectly through EWP Communications, LLC, a Tennessee limited liability company also wholly owned by Cox. Additionally, under the Exchange Agreement, the KSIX, executed and entered into a “Management and Marketing Agreement” (“Management Agreement”) with Cox.

Pursuant to the Management Agreement, the KSIX was to act as the manager of TWL until such time as the Exchange Agreement and the transactions contemplated thereby are approved by the FCC. At that time, a final closing of the Exchange Agreement will occur and TWL will then become a wholly-owned subsidiary of KSIX.

The Exchange Agreement was not closed as contemplated to the terms as stated therein.

First Addendum to Master Agreement for the Exchange of Equity, Management, and Control

On or about March 30, 2017, KSIX, TWL and the Members executed a First Addendum to the Master Agreement for the Exchange of Common Stock, Management and Control (previously executed on or about December 7, 2016 as set forth above) extending the time for all material deadlines contemplated therein by thirty (30) days so as to allow all parties to complete the necessary tasks required for closing on or about May 1, 2017.

Amended Master Agreement for the Exchange of Common Stock, Management, and Control

On or about July 18, 2017, KSIX entered into an “Amended Master Agreement for the Exchange of Common Stock, Management, and Control” (the “Amended Exchange Agreement”) with TWL and the Members which amends and replaces the Exchange Agreement. The Amended Exchange Agreement shall function as the master omnibus agreement which sets the closing schedule of various agreements, each of which are included in the Exhibits to the Amended Exchange Agreement. The cumulative effect of Amended Exchange Agreement, and the Exhibits contained therein, will be the acquisition of the TWL by KSIX, thus making TWL a wholly-owned subsidiary of KSIX.

The material terms of the Amended Exchange Agreement that will result in the TWL becoming a wholly-owned subsidiary of KSIX is set forth as follows:

TERMS

●	The consummation of the Management Agreement which is Exhibit “B” to the Amended Exchange Agreement, the actions to be taken as set forth in Section 2.1 of the same said document, and the execution of this Amended Exchange Agreement shall be complete on or before July 18, 2017 (the “Management Closing”);

●	All other terms and conditions set forth in this Amended Exchange Agreement required to be completed by KSIX and TWL will occur only after all required governmental and regulatory approvals have been completed at which time, the Parties shall conduct the second and final closing (the “Equity Closing”). The Parties agree to expedite preparations of all financial information and audits to be completed at the earliest feasible time.

●	The Equity Closing is subject to the completion of due diligence by all Parties to this Amended Exchange Agreement;

●	As of the date of this Amended Exchange Agreement, the total capital stock of KSIX is Ten Million (10,000,000) shares of Series “A”, Preferred Stock issued and outstanding, and Seventy-Three Million, Seven Hundred Eighty-nine Thousand, Five Hundred and Seventy-Six (73,789,576) shares of Common Stock, par value $0.001, issued and outstanding;

●	This transaction is subject to delivery by the KSIX, TWL, and Members of all required documents prior to and during the Management and Equity Closings set forth in Section 2.1 and 2.2 respectively of the Amended Exchange Agreement to effectuate the transaction as contemplated hereby;

●	KSIX and TWL shall take all necessary corporate actions so that at the Management and Equity Closings set forth in Section 2.1 and 2.2 respectively of the Amended Exchange Agreement, all actions required of KSIX will be in accordance with the Bylaws of Issuer; and

●	It is intended that the transaction underlying this Agreement to qualify for United States federal income tax purposes as a re-organization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. However, both Parties recognize that in the event the transaction underlying this Agreement does not qualify for United States federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, each party is separately responsible for any tax consequences and indemnifies and holds harmless the other party from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, resulting from the that Parties failure to pay their tax liability for this transaction.

CLOSINGS

THE MANAGEMENT CLOSING

At the Management Closing as described in 2.1 of the Amended Exchange Agreement, the following material terms or actions have been approved KSIX, TWL, and the Members:

●	KSIX shall, upon execution of the Amended Exchange Agreement deliver the following to TWL and its Members: (a) $1.5 Million Promissory Note issued by KSIX in favor of Cox in the form attached hereto as Exhibit C to the Amended Exchange Agreement; and (b) KSIX will undertake to authorize the sufficient number of shares of stock necessary to fulfill the terms and conditions of this Agreement by the filing of a 14C Information Statement;

●	Upon the Equity Closing set forth in Section 2.2 of the Amended Exchange Agreement, KSIX shall issue to Cox and his assigns, 114 million restricted shares of its Common Stock common shares and 45 million warrants (described herein below) of KSIX issued to Members, or their assigns, which includes: (a) 12 million shares previously issued to Cox and assigns; and (b) 102 Million shares of Common Stock and 45 million cashless warrants at $.50 per share at the direction of Cox;

●	Cox and his assigns shall also be issued such additional Common Stock of KSIX as necessary if his percentage ownership of KSIX on Equity Closing changes from the contemplated ownership for Cox as set forth in Section 2.1 of the Amended Exchange Agreement. The basis for the percentage is 114,000,000 of Cox stock and 50,110,376 other stock which equates to 69.5% (“Cox Percentage”). The additional stock will be calculated by multiplying any additional issuance of stock or stock instruments by KSIX from the previous December 7, 2016 Exchange Agreement which was not closed until Equity Closing by the Cox Percentage. This will apply to any issuance of stock, warrants or other security;

●	75% of Carter Matzinger’s (“Matzinger”) Class “A” Super Preferred Stock (“Super Preferred Stock”) containing controlling common stock voting rights of KSIX will be transferred to Cox upon execution of the Amended Exchange Agreement;

●	Post Equity Closing as set forth in Section 2.2 of the Amended Exchange Agreement, Matzinger or his assigns shall retain 14 million shares of Common Stock of his original KSIX common stock holdings - The shares of Common Stock of Matzinger over and above this 14M share level of ownership shall be retired to the treasury of KSIX for cancellation unless agreed to in advance in writing by both Matzinger and Cox; and

●	An executed copy of the Management Agreement set forth at Exhibit “B” of this Agreement.

TWL, and its Members shall, upon the execution of this Agreement deliver the following to the KSIX:

●	An executed copy of the Management Agreement set forth at Exhibit “B” of this Amended Exchange Agreement; and

●	An executed copy of this Amended Exchange Agreement, together, with any Exhibits which require the execution, certification or approval of the TWL its Managers and/or Control Persons, but for the Membership Interests as further described at paragraph 2.2.

EQUITY CLOSING.

Only after, the Parties, have completed the material requirements of Section 2.1 of the Amended Exchange Agreement, including all Exhibits and Collateral Agreements contemplated thereby – is approved by any governmental or regulatory agencies which are required to review the transaction, the Parties, will proceed with the Equity Closing, as follows:

The KSIX shall Issue to TWL and its Members:

●	The sum of $1,500,000 due on or before the Equity Closing; and

●	Any additional Cox Stock required to be issued pursuant to Section 2.1 above.

TWL and its Members shall issue to the KSIX:

●	All outstanding Membership Interests in the TWL together with all documentation to reflect the intent of the Parties that the TWL shall be retained as a wholly owned subsidiary of the KSIX.

Management and Marketing Agreement (Exhibit “A” to Amended Exchange Agreement”)

On or about July 18, 2017, as Exhibit “B” to the Amended Exchange Agreement, KSIX executed and entered into an “Management and Marketing Agreement” (“Management Agreement”) with Cox. Pursuant to the Management Agreement, KSIX is obligated to provided certain management services to Cox as set forth pursuant to the terms and conditions of Exhibit 10.3 attached hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1 – Amended Master Agreement for the Exchange of Common Stock, Management, and Control

10.2 – Exhibit “A” – Exchange Table and Delivery Schedule

10.3 – Exhibit “B” - Management and Marketing Agreement dated on or about July 18, 2017

10.4 – Exhibit “C” - Promissory Note (#1) dated on or about July 18, 2017 (Maturity Date: December 31, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN ENERGY RESOURCES, INC.

DATE: July 26, 2017	By:	/s/ Carter Matzinger
	Name:	Carter Matzinger
	Title:	President and Chief Executive Officer